                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                  SCHEDULE 13D

                   Under the Securities Exchange Act of 1934
                              (Amendment No. 1)/*/
                                            --

                              FLORES & RUCKS, INC.
 -------------------------------------------------------------------------------
                                (Name of Issuer)

                     COMMON STOCK, PAR VALUE $.01 PER SHARE
- --------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                   34039C 10 F
                  ------------------------------------------
                                 (CUSIP Number)

                             Jere C. Overdyke, Jr.
                              Enron Finance Corp.,
              1400 Smith Street, Houston, TX 77002, (713) 853-6161
- --------------------------------------------------------------------------------
                 (Name, Address and Telephone Number of Person
               Authorized to Receive Notices and Communications)

                                  April 12, 1995
                  ------------------------------------------
                      (Date of Event which Requires Filing
                               of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box: [_]

Check the following box if a fee is being paid with this statement: [_] (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

NOTE: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

/*/The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                        (Continued on following page(s))

                               Page 1 of 5 Pages

- ------------------------                                 ---------------------
  CUSIP NO. 34039C 10 F             SCHEDULE               PAGE 2 OF 5 PAGES
- ------------------------              13D                ---------------------

- ------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
1     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      Enron Finance Corp. I.R.S. No.: 76-0298373
- ------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
2                                                                      (a) [_]
                                                                       (b) [_]
      N/A
- ------------------------------------------------------------------------------
      SEC USE ONLY
3


- ------------------------------------------------------------------------------
      SOURCE OF FUNDS*
4

      00
- ------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO [_]
5     ITEMS 2(d) OR 2(e)


- ------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
6

      Delaware
______________________________________________________________________________
                          SOLE VOTING POWER
                     7
     NUMBER OF
                          -0-
      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          1,000,000 shares of Flores & Rucks, Inc.
     OWNED BY             Common Stock, par value $.01 per share
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING
                          -0-
      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          Same as 8 above.
- ------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11

      Same as 8 above.
- ------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
12    CERTAIN SHARES*                                                      [_]

      N/A
- ------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      6.6% of Flores & Rucks, Inc.'s outstanding Common Stock, par value
      $.01 per share.
- ------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14

      CO
- ------------------------------------------------------------------------------

                     *SEE INSTRUCTION BEFORE FILLING OUT!


                               Page 2 of 5 pages

- ------------------------                                 ---------------------
  CUSIP NO. 34039C 10 F             SCHEDULE               PAGE 3 OF 5 PAGES
- ------------------------              13D                ---------------------

- ------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
1     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      Enron Corp. I.R.S. No.: 47-0255140
- ------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
2                                                                      (a) [_]
                                                                       (b) [_]
      N/A
- ------------------------------------------------------------------------------
      SEC USE ONLY
3


- ------------------------------------------------------------------------------
      SOURCE OF FUNDS*
4

      00
- ------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO [_]
5     ITEMS 2(d) OR 2(e)


- ------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
6

      Delaware
______________________________________________________________________________
                          SOLE VOTING POWER
                     7
     NUMBER OF
                          -0-
      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          1,000,000 shares of Flores & Rucks, Inc.
     OWNED BY             Common Stock, par value $.01 per share
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING
                          -0-
      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          Same as 8 above.
- ------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11

      Same as 8 above
- ------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES               [_]
12    CERTAIN SHARES*

      N/A
- ------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      6.6% of Flores & Rucks, Inc.'s outstanding Common Stock, par value
      $.01 per share.
- ------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14

      CO
- ------------------------------------------------------------------------------

                     *SEE INSTRUCTION BEFORE FILLING OUT!


                               Page 3 of 5 pages

                     AMENDMENT TO STATEMENT ON SCHEDULE 13D

          This Amendment No. 1 to Statement on Schedule 13D ("Amendment") amends the Statement on Schedule 13D dated December 12, 1994, (the "Statement") of Enron Finance Corp., a Delaware corporation ("EFC") and Enron Corp., a Delaware corporation ("ENRON") with respect to shares of the common stock, par value $.01 per share ("Common Stock") of Flores & Rucks, Inc., a Delaware corporation ("FRI"). Capitalized terms used but not defined herein are defined in the Statement and are used herein with the same meanings ascribed thereto in the Statement.

Item 4.   Purpose of Transaction:
- -------   ----------------------

          The last paragraph of Item 4 of the Statement is hereby deleted in its entirety.

Item 5.   Interest in Securities of the Issuer:
- ------    ------------------------------------

          Item 5 is hereby deleted and restated in its entirety as follows:

          According to FRI's Annual Report on Form 10K for the year ended December 31, 1994, there were 15,044,125 shares of FRI Common Stock outstanding as of March 15, 1995, and all percentage calculations in this Amendment are based on such amount. EFC beneficially owns and has the power to vote and dispose of 1,000,000 shares of Common Stock (6.6% of FRI's outstanding Common Stock). Because EFC is an indirect, wholly owned subsidiary of ENRON, ENRON may also be deemed to beneficially own such shares, although ENRON disclaims beneficial ownership of such shares.

          During the past 60 days, JEDI made the following sales of Common
Stock:


                             NUMBER OF     PRICE
              DATE          SHARES SOLD  PER SHARE
              ----          -----------  ---------

          April 6, 1995          25,000    $ 12.25
          April 10, 1995         70,000    $ 12.25
          April 11, 1995          5,000    $ 12.125
          April 12, 1995        125,000    $ 12.25
          April 12, 1995         25,000    $ 12.375

          All of such sales were conducted in brokerage transactions through the facilities of the NASDAQ Stock Market.

          Except as set forth herein, neither of the Reporting Entities nor, to their knowledge, ECT or any of the persons named in Schedule I hereto has effected any transaction in the Common Stock during the preceding 60 days.

                               Page 4 of 5 Pages

          After reasonable inquiry and to the best knowledge and belief of the undersigned, the undersigned certify that the information set forth in this statement is true, complete and correct.


Date:  April 13, 1995                    ENRON FINANCE CORP.
     ----------------



                                         By: /s/ Jere C. Overdyke, Jr.
                                            ------------------------------
                                         Jere C. Overdyke, Jr.
                                         Vice President


Date:  April 13, 1995                    ENRON CORP.
     ----------------



                                         By: /s/ Peggy B. Menchaca
                                            --------------------------
                                         Peggy B. Menchaca
                                         Vice President and Secretary




                               Page 5 of 5 Pages